THE FLEX-PARTNERS FUNDS
1997 Semiannual Report

Tactical Asset Allocation Fund
Utility Growth Fund

[LOGO] Hands plotting points on a graph.

CONTENTS
-----------------------------------------
President's Letter                      3
Financial Markets                       4

PORTFOLIO MANAGER COMMENTARY
  Tactical Asset Allocation Fund        7
  Utility Growth Fund                   8

FINANCIAL DATA
  Portfolios                            9
  Fund Financials                      12
  Portfolio Financials                 17


IMPORTANT PERFORMANCE INFORMATION: All performance figures shown in this report represent total returns and average annual total returns for the periods ended June 30, 1997. Total return calculations assume reinvestment of all dividend and capital gain distributions. Investment performance represents past peformance and does not necessarily indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees in the Utility Growth Fund during each of the periods shown.

July 30, 1997

Dear Fellow Shareholders:

     In order to keep you informed about your Flex-Partners Funds investments, we are pleased to provide you with this Semiannual Report. Our Report outlines the most recent performance achieved by each one of The Flex-Partners Funds and offers commentary from the members of your Investment Team. We encourage you to read this report carefully.

AN EXCITING QUARTER

     The second quarter saw the further development of two exciting new investment opportunities for Flex-Partners Funds investors.
     * Effective July 31, we launched the CORE EQUITY FUND, an equity fund that seeks capital growth through investment in a diversified portfolio of domestic common stocks selected primarily from the Standard and Poor's 500 Index.
     * In the culmination of an effort we have been reporting to you for some time, we were recently informed by the Securities and Exchange Commission that the INTERNATIONAL EQUITY FUND should be rendered effective within the next few weeks.

     The portfolio manager of the CORE EQUITY FUND is William L. Gurner of Sector Capital Management, LLC in Memphis, Tennessee. Using a specialized investment discipline, Mr. Gurner strives to add value through active management of the stocks held by the Core Equity Fund. The discipline:

     * Divides the S&P 500 Index into ten distinct industry sectors closely weighted to the S&P 500 and allocates money to a manager for each sector (except the Health sector, which is currently indexed); and,

     * Challenges each sector manager to add value through active stock selection and portfolio management.

     The INTERNATIONAL EQUITY FUND represents a new working relationship for us. The subadviser of the fund is Commercial Union Investment Management, Limited, a wholly-owned subsidiary of Commercial Union, plc., an international insurance and financial services organization that has managed international assets since 1861 and can trace its roots back to 1696. As of December 31, 1996, Commercial Union Investment Management, Limited and its affiliates managed over $111 billion.

     TO RECEIVE MORE INFORMATION ABOUT THE CORE EQUITY FUND OR THE INTERNATIONAL EQUITY FUND, CALL YOUR FINANCIAL ADVISOR OR THE FLEX-PARTNERS INVESTOR RELATIONS DEPARTMENT AT 800-494-3539.

     For complete details regarding each of these funds, please read the portfolio manager commentary that follows. We appreciate your continued confidence and look forward to serving you in the future.

Cordially,

/s/ Robert S. Meeder, Sr.

Robert S. Meeder Sr.
President

[PHOTO] Robert S. Meeder, Sr., President


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The Financial Markets

SELL STOCK NOW? What's really going on in the current stock market environment depends upon your perspective.

     A recent Money magazine cover proclaimed "Don't just sit there, SELL STOCK NOW."

     To some, the headline is indeed a dire pronouncement from what is arguably the nation's leading publication for individual investors. To others, the cover is a sizzling enticement to buy, buy, buy.

     Such paradoxes are commonplace on Wall Street. For investors already convinced that the current bull market is taking its last wheezing steps, the Money cover may be the penultimate sign that it is indeed time to head for the exits. More optimistic investors may see the cover as the best thing that could happen to the stock market. The logic being: if Money magazine and everyone else thinks the market's going down hard, then the opposite must be true. Bear markets invariably begin when investors are overconfident.

     Ultimately, the decision to stick with the market or "sell stocks now" rests with the individual investor, who must make a personal decision based on an examination and interpretation of the facts at hand. Thus, we offer the following analysis of the cases for and against the stock market. In order to challenge your current thoughts about the market, if you're a bear, take a look at the bullish scenario that begins below. Bulls may want to skip to the bearish scenario that begins on the next page.

[PICTURE] Bull's head

     Demographics, low interest rates, a strong economy, and the development of a global marketplace each contributes to the case built by those who think that this bull market has a long way to go. The stock market may be fundamentally overpriced by historical standards, but that's because the market is benefiting from an unprecedented rate of change and expansion in the global economy.

BOOMERS TO THE RESCUE!

     The investors on whose shoulders rests the future of the stock market are the very investors who have the most to gain from an ongoing stock market ascent. Baby boomers, as a group fairly lackadaisical with regard to retirement planning, have a huge stake in the success of stocks and stock mutual funds.

     As the first wave of the baby boomers roars past fifty, the stock market may be the prime beneficiary, because boomers have 401(k) plans and IRAs and they are looking to build retirement nest eggs in a hurry. The influx of boomer assets into stock mutual funds means a steady source of new money for the stock market, especially since many 401(k) plans automatically invest assets each month or quarter deducted from employee salaries. Additionally, since most boomer investments are dedicated to retirement, they may be less likely to sell out at the first sign of a market downturn.

INTEREST RATES AND THE ECONOMY

     Interest rates are an important part of the stock market's ongoing success. If you don't believe it, watch how the market gyrates at the first sign of an interest rate hike by the Federal Reserve Board. So long as interest rates, and inflation, remain in acceptable territory and the economy remains strong, the stock market will likely prosper. So far in 1997, all of these elements favor continued growth in stocks. Interest rates are low, consumer confidence is high, and unemployment is at levels not seen since the early Seventies. Additionally, after hiking rates a quarter of a point at its March meeting, The Federal Reserve Board has since foregone further rate hikes and appears to be satisfied, for the time being, that inflation is under control.


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PRODUCTIVITY AND THE GLOBAL MARKETPLACE

     We are at a unique point in history, so why shouldn't the stock market environment be unique as well? Companies are doing business around the globe with heretofore unknown ease and efficiency. Markets are opening up in Asia, the Far East, Eastern Europe, and the former Soviet Union. At the same time, technological advances are prompting big gains in productivity.

     In short, the world is a very different place than it was 15 years ago when this bull market began. Those bears among us point to the fundamental overvaluations present in the market and the unsustainable growth in the economy as signs that the end is near. But it may be that we have entered a new era in the stock market one in which many of the old rules no longer apply. Maybe it really is different this time.

[PICTURE] Bear's head

     "Even in the best of times, a wise man remembers the worst of times."

     Does this wisdom come from a dusty old history book or an ancient philosopher? Not really. We formulated this aphorism ourselves in response to the flood of optimism currently engulfing the stock market and its constituents.

THE BEST OF TIMES OR THE WORST OF TIMES?

     What we are getting at is that in today's stock market environment, it might be helpful to remember that stocks have not always been the asset class of choice. Just prior to the beginning of the current bull market, in 1982, with interest rates and inflation at all-time highs, money market funds were offering yields as high as 18 percent and stocks were the last thing on the minds of most investors.

     At the close of the second quarter of 1997, we find ourselves at the opposite end of this spectrum. Everyone from the President to your paper boy seems to be talking up stocks. The attainment of the elusive 10,000 mark on the Dow Jones Industrial average, which to many investors may once have seemed as intangible and unknown as the surface of Mars, now appears as accessible as Pathfinder's pictures of the Martian surface, appearing on the evening news.

     However, as we end the tenth consecutive positive quarter for the Standard and Poor's 500 Index (an event that has occurred on only two other occasions since 1928), it is logical to assume that we are closer to the end of this 15-year bull market than we are to its beginning.

A STRONG ECONOMY?

     By most accounts, the economy is running along as smoothly today as it has in the history of the country. Consumer confidence is high. Unemployment and interest rates are low.

     But the economy has been expanding steadily for seven years, a show of strength much greater than the average period of economic expansion, which normally lasts four or five years. Growth in the Gross Domestic Product (GDP) during the first quarter ran at 5.8 percent, a level that many consider to be unsustainable.

     According to a recent commentary by Ned Davis Research, an independent investment research firm, "When everyone agrees that the economy is wonderful, the problem is that it breeds euphoria and complacency about stocks to the point where people get `overbought,' and then when any random negative comes along, investors usually sell, and sell big."

     [GRAPHS] The performances of the NASDAQ Composite Index and the Standard and Poor's 500 Index for the periods from 13/31/96 to 6/30/97 were presented in the forms of graphs.

A REGRESSION TO THE MEAN

     There is a truism in investing which contends that, despite all assertions to the contrary, markets have a tendency toward normalcy. As the level of returns available from the market grow increasingly abnormal, therefore, the


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market is more likely to undergo a "regression to the mean." For example, since
1928, the S&P 500 Index has undergone an average yearly advance of 10.61 percent. The bull market that began 15 years ago has appreciated at an annual average of approximately 17.97 percent. The fact that the current price appreciation of the stock market is over one and a half times that of its historical "mean," or average, suggests that some action may eventually take place that will bring the current level of appreciation closer to its historical average.

     Added to this atypical level of returns is a surprising lack of downside risk. The current bull market has not experienced a decline of more that 10 percent since 1990. Such an extended period without a decline is more than twice the historical average, which dictates that rising markets experience at least a 10 percent decline every two or three years.

     As we have noted for some time, the market's fundamental valuations also remain at historically high levels. The Dow Jones Industrial Average has historically traded at about 16 times earnings, even during times of low inflation. Since the Dow's price to earnings ratio is currently running above 20, a return to the mean in these terms could take the Dow to below 6200.

`GREENSPANNING' THE MARKET

     The idea that the current bull market in stocks has less zip in its step today than it did 15 years ago is not a new one. We are not trying to paint a picture of doom and gloom. We are simply striving, like the eminent chair of The Federal Reserve Board, to be a voice of prudence in a world where many seem to have forgotten that stocks decline as well as advance.

WHETHER YOU ARE A BULL OR A BEAR . . .

     Whether or not you think that the stock market is not going to keep going up forever, there are actions you can take in response to your convictions. Here's how:

     IF YOU ARE A BULL . . . you know that not many investments offer the returns of stocks over the long haul. Most investors can always have a portion of their portfolios devoted to the stock market, even during market declines. You may want to consider a larger investment in the Core Equity Fund and a smaller, complementary investment in the Tactical Asset Allocation Fund. The Core Equity Fund invests in stocks selected primarily from the S&P 500 Index. The Tactical Asset Allocation Fund remains exposed to other growth mutual funds as long as the potential rewards present in the marketplace outweigh the risks.

     IF YOU ARE CAUTIOUSLY BULLISH . . . you may want to spread your investments among mutual funds that invest in different asset classes in an effort to lessen the risk from a decline in any individual fund asset class. To diversify your portfolio, consider a core investment in an asset allocation fund like the Tactical Asset Allocation Fund, with smaller complementary positions in an international mutual fund like the new International Equity Fund (when it becomes effective), the Core EquityFund, or a utility sector mutual fund, like the Utility Growth Fund.

         IF YOU ARE MINDFUL OF RISK . . . the successful implementation of a strategy for asset allocation, dividing assets among stocks, bonds, and money market instruments based on tactical decisions with regard to risk, may offer you valuable benefits and peace of mind. Consider a larger position in The Tactical Asset Allocation Fund, which implements asset allocation decisions on behalf of its shareholders.

     No matter your perspective with regard to the current market environment, The Flex-Partners Funds has a mutual fund investment for you to consider. To receive information about any of The Flex-Partners Funds, call your financial advisor, or our Investor Relations Department at 800-494-3539.

     [GRAPHS] The performances of the Treasury Bill Index (yield) and the 30-year Treasury Bond Index (price) for the periods from 12/31/96 through 6/30/97 were presented in the forms of graphs.

TACTICAL ASSET ALLOCATION FUND

[PHOTO] Robert S. Meeder, Jr.

     The Tactical Asset Allocation Fund capitalized on an exceptionally strong second quarter in the stock market and provided a total return for the period (before the deduction of sales charges) that exceeded both the Asset Allocation and Balanced fund averages, as reported by mutual fund rating service, Morningstar, Inc. Period and average annual returns for the Fund's A and C Shares are shown in the table at right.

     Major holdings of the Tactical Asset Allocation Fund and their percentages of the Portfolio on June 30, 1997 are shown in the table below.

THE TOP FIVE

mutual fund holdings of the Portfolio of the Tactical Asset Allocation Fund

1  Federated S&P 500 Maxcap Fund        15.7%
2  Neuberger & Berman Partners Fund     12.4%
3  Fidelity Growth & Income Fund        12.2%
4  Federated Stock Trust Fund           12.2%
5  Fidelity Blue Chip Fund              10.96%

MARKET PERSPECTIVE

     As it did during the first quarter of the year, the Tactical Asset Allocation Fund gained its exposure to the stock market during the second quarter via investment in mutual funds with significant exposure to large cap stocks and via exposure to the S&P 500 Index. In addition, based upon improvements in the small-capitalization market, the Fund began to gain limited exposure to funds with small- to mid-cap holdings. Our large-cap exposure and our lack of significant exposure to bonds or money market instruments allowed us to achieve the results that we did during the second quarter.

     Our evaluation of the stock market environment was largely positive during the second quarter. However, from mid-March to early May we adopted a partially defensive position based on our concerns regarding the level of risk present in the marketplace.

     As soon as our investment discipline indicated that the level of risk in the stock market had subsided to acceptable levels, we acted quickly to return the Portfolio of the Tactical Asset Allocation Fund to a fully invested position. Thus, the Fund performed well versus similar funds during the second quarter and has participated nicely in the market's advance so far in 1997.

     Thanks to our investment discipline, shareholders in the Tactical Asset Allocation Fund were protected from a brief period of adversity in the marketplace and have also enjoyed significant gains. We remain watchful for signs of adversity in the stock market and are ready to act in defense of our shareholders should the current market environment begin to show signs of a growing level of risk.

PORTFOLIO EXPOSURE
THE MUTUAL FUND PORTFOLIO as of June 30, 1997

     The following information was presented as a pie chart: 100% of the Mutual Fund Portfolio was invested in other mutual funds and the S&P 500.


PERIOD AND AVERAGE ANNUAL TOTAL RETURNS
TACTICAL ASSET ALLOCATION FUND as of June 30, 1997

                                        3 months   6 months   1 year     Since
                                                                       Inception
CLASS A INVESTMENT RESULTS
--------------------------------------------------------------------------------
Period and average annual returns        12.46%     14.25%     n.a.    20.55%(1)
Period and average annual returns
   (net of sales charges)(3)              7.98%      9.71%     n.a.    15.74%(1)
Average Asset Allocation Fund*            9.41%      9.13%     n.a.    19.96%
Average Balanced Fund*                   10.14%     10.10%     n.a.    22.23%

CLASS C INVESTMENT RESULTS
--------------------------------------------------------------------------------
Period and average annual returns        12.75%     14.50%   13.22%    16.66%(2)
Period and average annual returns
   (net of sales charges)(4)             11.25%     13.00%   11.72%    16.66%(2)
Average Asset Allocation Fund*            9.41%      9.13%   16.86%    19.96%
Average Balanced Fund*                   10.14%     10.10%   18.96%    22.23%

(1) Date of Inception 8/1/96. (2) Date of Inception 6/1/95. (3) Results reflect the maximum 4.00% sales charge. (4) Results reflect the applicable contingent deferred sales charge. *Per Morningstar Principia as of June 30, 1997. Morningstar Principia Fund averages are based on gross total returns and do not include adjustments for applicable sales charges and contingent deferred sales charges.

Please see important related performance information on inside front cover.

UTILITY GROWTH FUND

[PHOTO] Lowell G. Miller, Portfolio Manager

     Last quarter we suggested the economy would have to slow this year - either of its own accord or as a response to the stern Federal Reserve, whose cranky visage seemed to loom above each new release of economic statistics. We noted that our stocks, and utilities in general, continued to exhibit a pattern of performance rather better than one would expect given the interest rate environment, and that it was possible to envision an environment of supportive tailwinds as the interest rate picture improved, rather than the headwinds that utilities had fought for some time. In hindsight, we can see that an economic pause indeed began to unfold just a few weeks after we uttered the suggestion.

MARKET PERSPECTIVE

     There were several developments in our portfolio this quarter. LGE and KU Energy, both Kentucky electrics, agreed to merge, with a premium paid to KU shareholders. This merger makes eminent sense, taking two smaller deregulation "winners" and making one larger "winner," and it has been initially applauded by all local and regional regulators.

     We also added Utilicorp and New Zealand Telecom, and increased our position in Bay State Gas. Utilicorp is a fine representative of a "new era" utility - a low cost producer with a forward-looking view of the industry. New Zealand Telecom is also nicely higher since its purchase. This credit offers a 6-plus percent local yield with anticipated growth of yield in the vicinity of 10 percent. There may be some currency risk, but we don't think it outweighs the merits of NZT as a stock. Because the stock is not domestic we hold it on a shorter leash than might otherwise be the case; still, if the story unfolds as we think it will, this could be a very long-term holding. We increased Bay State because it offers the best of all possible worlds, a company doing very well in its local area with a clear vision regarding the path to prosperity in a deregulated gas environment (the gas distributor as a "mall" offering services to producers, marketers, and consumers), and pursuing that path in a fiscally prudent manner.

     Looking forward, we see the same general forces that helped our portfolio this quarter continuing to provide assistance for some time. While the recent easing of the economy hardly has the hallmarks of "the end," it may take some time before the weakening trend of the numbers is reversed. Meanwhile, inflation is still nowhere to be seen. The trend in interest rates has been a clear positive in recent weeks, and we don't see a good reason for this to change over the summer. In addition, the issues of change that have concerned investors regarding utilities continue to wane, but the sector still languishes at roughly half the PE of the general market, a third of the book/market ratio, and more than twice the yield. Investors have not fully recognized the values in utilities at a time when few other sectors would be immune to profit-taking, yet many essential service stocks, including many that we hold, offer growth projections equal to or better than those of the S&P 500.

PORTFOLIO EXPOSURE
THE UTILITY STOCK PORTFOLIO as of June 30, 1997

The Following information was presented as a pie chart:

                                   % of Portfolio
                                   --------------
Diversified Utility                      1.2%
Electric/Gas Utility                     7.2%
Electric Utility                        16.8%
Energy                                   3.5%
Natural Gas (Distributor)               20.4%
Oil/Gas (Domestic)                       7.1%
Telecommunication Equipment              4.9%
Telecommunication Services              32.4%
Water Utility                            3.6%
Money Market Instruments                 2.9%


PERIOD AND AVERAGE ANNUAL TOTAL RETURNS
UTILITY GROWTH FUND as of June 30, 1997

                                      3 months   6 months   1 year    Since
                                                                    Inception(1)
CLASS A INVESTMENT RESULTS
--------------------------------------------------------------------------------
Period and average annual returns       7.82%      5.30%    13.07%    17.09%
Period and average annual returns
  (net of sales charges)(2)             3.52%      1.08%     8.53%    14.70%
Average Utility Fund*                   8.51%      7.53%    13.92%    16.31%

CLASS C INVESTMENT RESULTS
--------------------------------------------------------------------------------
Period and average annual returns       7.72%      5.11%    12.93%    16.87%
Period and average annual returns
  (net of sales charges)(3)             6.22%      3.61%    11.43%    16.54%
Average Utility Fund*                   8.51%      7.53%    13.92%    16.31%

(1) Date of Inception 7/11/95. (2) Results reflect the maximum 4.00% sales charge. (3) Results reflect the applicable contingent deferred sales charge. *Per Morningstar Principia as of June 30, 1997. Morningstar Principia Fund averages are based on gross total returns and do not include adjustments for applicable sales charges and contingent deferred sales charges.

Please see important related performance information on inside front cover.

MUTUAL FUND PORTFOLIO
Portfolio of Investments as of June 30, 1997 (Unaudited)

INDUSTRIES/CLASSIFICATIONS                    SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------
   MUTUAL FUNDS - 85.5%

      Aim Constellation Fund                                  86          $2,361
      Aim Weingarten Fund                                     99           2,105
      Charles Schwab Money Market Fund                16,494,943      16,494,943
      Federated S&P 500 Maxcap Fund                    1,139,377      21,716,531
      Federated Stock Trust Fund                         445,617      16,875,513
      Fidelity Blue Chip Fund                            397,040      15,151,055
      Fidelity Core Money Market Fund                    787,000         787,000
      Fidelity Growth & Income Fund                      468,286      16,881,698
      Fidelity Over-the-Counter Fund                     189,404       6,593,166
      Mutual Shares Fund                                     291           6,155
      Neuberger & Berman Partners Fund                   584,899      17,102,440
      PBHG Growth Fund                                       624          15,462
      Rydex OTC Fund                                     301,723       6,550,415
      T. Rowe Price New Era Fund                             132           3,788
      T. Rowe Price New Horizons Fund                        151           3,325

================================================================================
      TOTAL MUTUAL FUNDS
      (Cost $108,346,288 )                                           118,185,957
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 3.5%
*     5.17%, due 09/04/97                             $4,400,000       4,359,021
*     5.23%, due 09/04/97                                500,000         495,343
      5.27%, due 01/08/98                                 30,100          29,272

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $4,883,465 )                                               4,883,636
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 11.0%
   ** Paine Weber Inc., dated 06/30/97
      6.10%, due 07/01/97                             15,398,000      15,398,000

================================================================================
TOTAL REPURCHASE AGREEMENTS
      (Cost $15,398,000 )                                             15,398,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
      (Cost $128,627,753 )                                          $138,467,593
--------------------------------------------------------------------------------


================================================================================
FUTURES CONTRACTS
                                                                      UNREALIZED
                                                                    APPRECIATION
                                                 CONTRACTS        (DEPRECIATION)

      Long, S&P 500 Futures, face amount
         $2,639,900 expiring September 1997.            85              $838,624

================================================================================
      NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS                  $838,624

--------------------------------------------------------------------------------
*  Pledged $4,660,000 face amount as collateral on futures contracts.
** Collateralized by U.S. government obligations--market value $15,488,061.

See accompanying notes to financial statements.

UTILITIES STOCK PORTFOLIO
Portfolio of Investments as of June 30, 1997 (Unaudited)

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   COMMON STOCKS - 97.1%

      DIVERSIFIED UTILITY - 1.2%
         Citizens Utilities Co.--Class B                   13,535       $108,281

      ELECTRIC/GAS UTILITY - 7.2%
         MDU Resources Group Incorporated                   6,000        144,000
         Nipsco Industries Incorporated                     4,700        194,169
         Utilicorp United, Incorporated                    10,000        291,250
                                                                      ==========
                                                                         629,419
                                                                      ----------

      ELECTRIC UTILITY - 16.8%
         Cinergy Corporation                                7,800        271,538
         Ipalco Enterprises Incorporated                    5,900        184,375
         KU Energy Corporation                              3,200        109,200
         LG&E Energy Corporation                            8,600        189,738
         Pacificorp                                         9,800        215,600
         Public Service Company of Colorado                 5,600        232,400
         Teco Energy Incorporated                          10,400        265,850
                                                                      ==========
                                                                       1,468,701
                                                                      ----------

      ENERGY - 3.5%
         CalEnergy                                          8,000        304,000

      NATURAL GAS (DISTRIBUTOR) - 20.4%
         Bay State Gas Company                              8,100        215,663
         Brooklyn UN Gas Company                           10,900        312,012
         Consolidated Natural Gas Company                   3,800        204,488
         MCN Corporation                                    6,000        183,750
         Pacific Enterprises                                6,800        228,650
         Transcanada Pipelines Ltd.                         8,100        163,012
         UGI Corporation                                    1,900         42,038
         Wicor Incorporated                                 5,600        218,050
         Williams Companies Incorporated                    4,800        210,000
                                                                      ==========
                                                                       1,777,663
                                                                      ----------

      OIL/GAS (DOMESTIC) - 7.1%
         El Paso Natural Gas Company                        4,220        232,100
         Enron Corporation                                  3,000        122,437
         Questar Corporation                                5,100        205,913
         Sante Fe Pacific Pipeline Partners                 1,600         61,200
                                                                      ==========
                                                                         621,650
                                                                      ----------

      TELECOMMUNICATION EQUIPMENT - 4.9%
         LCC International--A                              10,000        157,500
         Telecom New Zealand--ADR                           5,000        203,750
         Vanguard Cellular                                  4,600         62,675
                                                                      ==========
                                                                         423,925
                                                                      ----------

      TELECOMMUNICATION SERVICES - 32.4%
         Airtouch Communications                            5,400       $147,825
         Alltel Corporation                                 7,900        264,156
         AT&T                                               3,500        122,719
         Bell Atlantic Corporation                          2,300        174,512
         Bellsouth Corporation                              3,000        139,125
         Century Telephone                                  8,400        282,975
         Frontier Corporation                              19,300        384,794
         GTE Corporation                                    5,000        219,375
         LCI International                                 15,000        328,125
         MCI Communications                                 5,000        191,406
         Sprint Corporation                                 4,300        226,288
         Tele Denmark                                       4,900        128,012
         U.S. West Incorporated                             5,900        222,356
                                                                      ==========
                                                                       2,831,668
                                                                      ----------

      WATER UTILITY - 3.6%
         American Water Works Incorporated                 14,900        318,487

================================================================================
      TOTAL COMMON STOCKS
      (Cost $7,464,726)                                                8,483,794
--------------------------------------------------------------------------------

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

      U.S. TREASURY BILLS - 0.0%
      5.27%, due 01/08/98                                   1,000            972

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $972)                                                            972
--------------------------------------------------------------------------------


      REPURCHASE AGREEMENTS - 2.9%
    **Paine Weber Inc., dated 06/30/97
      6.10%, due 07/01/97                                 169,000        169,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost $169,000)                                                    169,000
--------------------------------------------------------------------------------

================================================================================
      TOTAL INVESTMENTS - 100.0%
      (Cost $7,634,698)                                               $8,653,766
--------------------------------------------------------------------------------

**    Collateralized by U.S. government obligations--market value $169,988.


See accompanying notes to financial statements.

Utilities Stock Portfolio, continued            The Flex-funds Semiannual Report

                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1997 (Unaudited)

                                                 TACTICAL ASSET   UTILITY GROWTH
                                                 ALLOCATION FUND       FUND
--------------------------------------------------------------------------------
Assets:
   Investment in corresponding portfolio at value   $15,060,942     $2,764,872
   Receivable for capital stock issued                   45,010          9,918
   Receivable from investment adviser                     3,806         18,022
   Unamortized organization costs                        24,469         17,067
   Other assets                                          10,906          6,917
   Total Assets                                      15,145,133      2,816,796
================================================================================
Liabilites:
   Payable for capital stock redeemed                         0         21,253
   Dividends payable                                      2,057             53
   Accrued transfer agent and administrative fees         1,694            807
   Other accrued liabilities                             43,477         13,281
   Total Liabilities                                     47,228         35,394
================================================================================
Net Assets                                           15,097,905      2,781,402
================================================================================
Net Assets:
   Capital                                           13,275,632      2,435,354
   Accumulated undistributed (distributions in
      excess of) net investment income                   16,672           (160)
   Accumulated undistributed net realized gain
      from investments                                  797,646         49,588
   Net unrealized appreciation of investments         1,007,955        296,620
   Total Net Assets                                 $15,097,905     $2,781,402
================================================================================
Net Assets:
   Class A Shares                                       155,695      1,176,093
   Class C Shares                                    14,942,210      1,605,309
                                                     15,097,905      2,781,402
================================================================================
Outstanding units of beneficial interest (shares):
   Class A Shares                                        10,919         74,595
   Class C Shares                                       970,373        103,106
                                                        981,292        177,701
================================================================================
Net asset value -- redemption price per share:
   Class A Shares                                        $14.26         $15.77
   Class C Shares *                                      $15.40         $15.57

   Sales charge -- Class A Shares                         4.00%          4.00%

   Maximum offering price per share
   (100%/(100% - sales charge) of net asset value
   adjusted to nearest cent) -- Class A Shares           $14.85         $16.43
--------------------------------------------------------------------------------
   * Redemption price varies based upon holding period.

   See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                 TACTICAL ASSET   UTILITY GROWTH
                                                 ALLOCATION FUND       FUND
--------------------------------------------------------------------------------
   Net Investment Income from Corresponding Portfolio:
================================================================================
   Interest                                          $212,655          $3,522
   Dividends                                           27,237          44,873
   Expenses                                           (63,805)        (23,101)
   Total net investment income from
      corresponding portfolio                         176,087          25,294
================================================================================
Fund Expenses:
================================================================================
   Administrative fee                                   3,371             638
   Transfer agent fees                                  9,018           4,182
   Shareholder service -- Class A Shares                  180           1,523
   Shareholder service -- Class C Shares               17,982           1,932
   Audit fees                                           3,712             988
   Legal fees                                           1,084           1,611
   Trustees fees and expenses                           1,932           2,928
   Printing                                             5,534           1,928
   Amortization of organizational costs                 4,154           2,902
   12b-1 fees -- Class A Shares                           180           1,523
   12b-1 fees -- Class C Shares                        53,945           5,797
   Postage                                              1,094             585
   Registration and filing fees                         9,527           9,466
   Insurance                                              337             192
   Other expenses                                       2,170           1,495
   Total Expenses                                     114,220          37,690
================================================================================
   Expenses reimbursed by investment adviser          (33,021)        (31,505)
   Net Expenses                                        81,199           6,185
================================================================================
NET INVESTMENT INCOME                                  94,888          19,109
================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS:
================================================================================
   Net realized gain from futures contracts           804,752               0
   Net realized gain (loss) from investments           (7,106)         49,588
   Net change in unrealized appreciation of
      investments                                   1,035,419          69,597
NET GAIN FROM INVESTMENTS                           1,833,065         119,185
================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      $1,927,953        $138,294
--------------------------------------------------------------------------------

   See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                                             TACTICAL ASSET ALLOCATION FUND
                                                            Six Months Ended June 30, 1997               1996
                                                            TOTAL     CLASS A     CLASS C     TOTAL     CLASS A     CLASS C
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
============================================================================================================================
OPERATIONS:
============================================================================================================================
Net investment income                                      $94,888     $1,117     $93,771    $102,837    $1,449    $101,288
Net realized gain from investments and futures contracts   797,646      7,907     789,739     350,025     5,070     344,955
Net change in unrealized appreciation of investments     1,013,700     10,189   1,003,511     175,349       566     174,783
Net increase in net assets resulting from operations     1,906,234     19,213   1,887,021     628,211     7,085     621,126
============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (78,216)      (977)    (77,239)   (101,477)   (1,449)   (100,028)
Net realized gain from investments and futures contracts       ---        ---         ---    (318,479)   (5,070)   (313,409)
Net decrease in net assets resulting from dividends
   and distributions                                       (78,216)      (977)    (77,239)   (419,956)   (6,519)   (413,437)
============================================================================================================================
CAPITAL TRANSACTIONS:
Issued                                                     429,839        101     429,738   3,210,419   129,635   3,080,784
Reinvested                                                  76,159        977      75,182     401,724     6,534     395,190
Redeemed                                                (1,337,280)      (586) (1,336,694) (1,264,628)       (5) (1,264,623)
Net increase (decrease) in net assets resulting from
   capital share transactions                             (831,282)       492    (831,774)  2,347,515   136,164   2,211,351
TOTAL INCREASE (DECREASE) IN NET ASSETS                    996,736     18,728     978,008   2,555,770   136,730 $13,942,720
============================================================================================================================
NET ASSETS - Beginning of period                        14,079,450    136,730  13,942,720  11,523,680         -  11,523,680
NET ASSETS - End of period                             $15,076,186   $155,458 $14,920,728 $14,079,450  $136,730 $13,942,720
============================================================================================================================
SHARE TRANSACTIONS:
Issued                                                      28,411          8      28,403     234,121    10,368     223,753
Reinvested                                                   4,950         68       4,882      29,750       520      29,230
Redeemed                                                   (94,161)       (45)    (94,116)    (91,027)        -     (91,027)
Change in shares                                           (60,800)        31     (60,831)    172,844    10,888     161,956
---------------------------------------------------------------------------------------------------------------------------


                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                                                 UTILITY GROWTH FUND
                                                            Six Months Ended June 30, 1997               1996
                                                            TOTAL     CLASS A     CLASS C     TOTAL     CLASS A     CLASS C
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
============================================================================================================================
OPERATIONS:
============================================================================================================================
Net investment income                                      $19,109     $9,154      $9,955     $55,104   $24,065     $31,039
Net realized gain from investments and futures contracts    49,588     23,214      26,374     139,002    57,262      81,740
Net change in unrealized appreciation of investments        69,597     29,170      40,427     137,909    73,100      64,809
Net increase in net assets resulting from operations       138,294     61,538      76,756     332,015   154,427     177,588
============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (19,269)    (9,219)    (10,050)    (55,104)  (24,065)    (31,039)
Net realized gain from investments and futures contracts       ---        ---         ---    (138,614)  (57,068)    (81,546)
Net decrease in net assets resulting from dividends
   and distributions                                       (19,269)    (9,219)    (10,050)   (193,718)  (81,133)   (112,585)
============================================================================================================================
CAPITAL TRANSACTIONS:
Issued                                                     278,250     73,023     205,227   2,936,429   982,609   1,953,820
Reinvested                                                  18,162      8,235       9,927     184,771    73,097     111,674
Redeemed                                                  (525,820)  (334,263)   (191,557) (1,790,376) (392,983) (1,397,393)
Net increase (decrease) in net assets resulting from
   capital share transactions                             (229,408)  (253,005)     23,597   1,330,824   662,723     668,101
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (110,383)  (200,686)     90,303   1,469,121   736,017     733,104
============================================================================================================================
NET ASSETS - Beginning of period                         2,891,785  1,376,779   1,515,006   1,422,664   640,762     781,902
NET ASSETS - End of period                              $2,781,402 $1,176,093  $1,605,309  $2,891,785 $1,376,779 $1,515,006
============================================================================================================================
SHARE TRANSACTIONS:
Issued                                                      18,356      4,741      13,615     203,707    68,268     135,439
Reinvested                                                   1,209        544         665      12,452     4,899       7,553
Redeemed                                                   (34,719)   (21,903)    (12,816)   (123,009)  (26,877)    (96,132)
Change in shares                                           (15,154)   (16,618)      1,464      93,150    46,290      46,860
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                                 TACTICAL ASSET ALLOCATION FUND
                                                             Six Months Ended
                                                               June 30, 1997                                   June 1, 1995* to
                                                                (Unaudited)                     1996            Dec. 31, 1995
                                                           CLASS A       CLASS C       CLASS A**     CLASS C       CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period                      $12.56        $13.52        $12.50        $13.26        $12.50
  Income from Investment Operations
    Net investment income                                     0.10          0.10          0.14          0.10         (0.02)
    Net gains or losses from securities                       1.69          1.86          0.55          0.57          1.84
    Total from investment operations                          1.79          1.96          0.69          0.67          1.82
  Less Distributions
    Dividends from net investment income                     (0.09)        (0.08)        (0.14)        (0.10)          ---
    Distributions (from capital gains)                         ---           ---         (0.49)        (0.31)        (1.06)
    Total distributions                                      (0.09)        (0.08)        (0.63)        (0.41)        (1.06)
  Net Asset Value, End of Period                            $14.26        $15.40        $12.56        $13.52        $13.26
===================================================================================================================================
  Total Return                                               14.25%(1)     14.50%(1)      5.51%         5.07%        14.57%
  Ratios/Supplementary Data
    Net assets, end of period ($000)                          $156       $14,942          $137       $13,943       $11,524
    Ratio of expenses to average net assets                   1.74%(2)      2.00%(2)      1.73%(2)      2.00%         1.97%(2)
    Ratio of net investment income to average net assets      1.55%(2)      1.30%(2)      2.60%(2)      0.75%        -0.29%(2)
    Ratio of expenses to average net assets before
      waiver of fees                                          4.91%(2)      2.42%(2)      5.23%(2)      2.40%         2.80%(2)
    Ratio of net investment income to average net assets
      before waiver of fees                                  -1.62%(2)      0.88%(2)     -0.90%(2)      0.35%        -1.12%(2)
    Portfolio turnover                                      106.89%(3)    106.89%(3)    297.41%(3)    297.41%(3)    186.13%(3)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      UTILITY GROWTH FUND
                                                           Six Months Ended
                                                             June 30, 1997                                    July 11, 1995* to
                                                              (Unaudited)                  1996               December 31, 1995
                                                         CLASS A      CLASS C      CLASS A      CLASS C      CLASS A     CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period                    $15.09       $14.91       $14.26       $14.27       $12.50      $12.50
  Income from Investment Operations
    Net investment income                                   0.11         0.10         0.29         0.26         0.12        0.10
    Net gains or losses from securities                     0.68         0.66         1.48         1.49         1.76        1.77
    Total from investment operations                        0.79         0.76         1.77         1.75         1.88        1.87
  Less Distributions
    Dividends from net investment income                   (0.11)       (0.10)       (0.29)       (0.26)       (0.12)      (0.10)
    Distributions (from capital gains)                       ---          ---        (0.65)       (0.85)         ---         ---
    Total distributions                                    (0.11)       (0.10)       (0.94)       (1.11)       (0.12)      (0.10)
  Net Asset Value, End of Period                          $15.77       $15.57       $15.09       $14.91       $14.26      $14.27
===================================================================================================================================
  Total Return                                              5.30%(1)     5.11%(1)    12.61%       12.45%       15.11%      15.07%
  Ratios/Supplementary Data
    Net assets, end of period ($000)                      $1,176       $1,605       $1,377       $1,515         $641        $782
    Ratio of expenses to average net assets                 2.00%(2)     2.21%(2)     1.75%        2.00%        1.75%(2)    2.00%(2)
    Ratio of net investment income to average net assets    1.50%(2)     1.29%(2)     2.03%        1.85%        2.17%(2)    1.72%(2)
    Ratio of expenses to average net assets before
      waiver of fees                                        4.18%(2)     4.57%(2)     4.37%        4.65%       22.70%(2)   13.37%(2)
    Ratio of net investment income to average net assets
      before waiver of fees                                -0.68%(2)    -1.07%(2)    -0.59%       -0.80%      -18.78%(2)   -9.55%(2)
    Portfolio turnover                                     17.05%(3)    17.05%(3)    50.79%(3)    50.79%(3)     5.06%(3)    5.06%(3)
-----------------------------------------------------------------------------------------------------------------------------------

  (1) Not annualized.

  (2) Annualized.

  (3) Represents turnover rate of corresponding portfolio.

See accompanying notes to financial statements.

                            THE FLEX-PARTNERS TRUST

         THE TACTICAL ASSET ALLOCATION FUND AND THE UTILITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS, JUNE 30, 1997

1. ORGANIZATION

The Flex-Partners Trust was organized in 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Tactical Asset Allocation Fund and The Utility Growth Fund (the "Funds") commenced operations on June 1, 1995 and July 11, 1995, respectively, when each Fund began investing all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objectives as the Fund. On June 30, 1997 The Tactical Asset Allocation Fund held approximately 11% of the total assets of the Mutual Fund Portfolio and The Utility Growth Fund held approximately 32% of the total assets of the Utilities Stock Portfolio.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Valuation of securities by the Portfolios is discussed at Note 1 of the Portfolios Notes to Financial Statements which are included elsewhere in this report (See page ).

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders -- Dividends to shareholders are recorded on the ex-dividend date.

Organizational Costs -- The cost related to the organization of each Fund has been deferred and is being amortized on a straight-line basis over a five-year period.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder servicing agent for all of the Trust's separate Funds. Subject to a $4,000 annual minimum fee each class of shares of each Fund incurs an annual fee equal to the greater of $15 per shareholder account or 0.10% of each Fund's average net assets, payable monthly. MFS also provides the Trust with certain administrative services. Each Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets.

The Funds have adopted distribution expense plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). Pursuant to the Plans, the Funds may use as much as 25/100 of 1% and 75/100 of 1% of net assets annually to aid in the distribution of Class A shares and Class C shares, respectively. Each Fund has adopted a service plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of each Class A shares and Class C shares.

Certain officers and/or trustees of the Fund and the Portfolio are officers and/or directors of MII, RMA and MFS.

4. CAPITAL SHARE TRANSACTIONS

At June 30, 1997, an indefinite number of shares of $0.10 par value stock were authorized in each of the Funds and paid in capital amounted to $13,275,632 in The Tactical Asset Allocation Fund and $2,435,354 in The Utility Growth Fund. Capital stock transactions for each class of shares appear elsewhere in this report.

5. DISTRIBUTIONS

The Utility Growth Fund declares as dividends and distributes monthly substantially all of its net investment income. The Tactical Asset Allocation Fund declares as dividends and distributes quarterly substantially all of its net investment income. Net realized capital gains for all Funds, if any, are distributed annually after deduction of prior years' loss, carryforwards. Dividends from net investment income and any distributions of realized capital gains are distributed in cash or reinvested in additional shares of each class of shares of each Fund at net asset value.

                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1997 (Unaudited)


                                                     MUTUAL          UTILITIES
                                                      FUND             STOCK
                                                    PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
Assets:
  Investments at market value*                    $123,069,593       $8,484,766
  Repurchase agreements*                            15,398,000          169,000
  Appreciation (Depreciation) on futures contract      838,624              ---
  Cash                                                     706              717
  Receivable for securities sold                           ---              ---
  Receivable for futures contract settlement               ---              ---
  Interest receivable                                  174,354               29
  Dividends receivable                                     ---           15,863
  Prepaid/Other assets                                  10,231              933
  Unamortized organization costs                           ---           12,811

  Total Assets                                     139,491,508        8,684,119
================================================================================
Liabilites:
  Payable for securities purchased                         ---              ---
  Call options written, at cost                            ---              ---
  Payable for futures contract settlement            1,121,200              ---
  Payable to corresponding Fund                            ---              ---
  Payable to investment adviser                         89,037            6,873
  Accrued fund accounting fees                           3,672              552
  Other accrued liabilities                              6,344            7,977

Total Liabilities                                    1,220,253           15,402
================================================================================
Net Assets                                         138,271,255        8,668,717
================================================================================
Net Assets:
================================================================================
  Capital                                          127,592,791        7,649,649
  Net unrealized gain from investments              10,678,464        1,019,068
  Net Assets                                      $138,271,255       $8,668,717
================================================================================
  *Securities at cost                              128,627,753        7,634,698
--------------------------------------------------------------------------------

  See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                        MUTUAL       UTILITIES
                                                         FUND          STOCK
                                                      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------
NET INVESTMENT INCOME
===============================================================================
  Interest                                            $1,995,344      $10,162
  Dividends                                              251,918      132,807
  Total Investment Income                              2,247,262      142,969
===============================================================================

Expenses:
===============================================================================
  Investment advisory fees                               544,844       40,523
  Audit fees                                               3,910        5,614
  Custodian fees                                           3,742        1,399
  Trustees fees and expenses                               9,835        3,174
  Legal fees                                               1,241        1,381
  Amortization of organization cost                        2,697        4,449
  Accounting fees                                         24,777        5,920
  Insurance                                                1,294           36
  Other expenses                                           6,327        5,959
  Total Expenses                                         598,667       68,455
===============================================================================
  Investment advisory fees waived                            ---          ---
  Total Net Expenses                                     598,667       68,455
===============================================================================

NET INVESTMENT INCOME                                  1,648,595       74,514
===============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
===============================================================================
  Net realized gain from futures contracts             7,558,231          ---
  Net realized gain (loss) from investments              (70,450)     149,894
  Net change in unrealized appreciation
    of investments                                    10,128,860      239,341

NET GAIN (LOSS) ON INVESTMENTS                        17,616,641      389,235
===============================================================================
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                         $19,265,236     $463,749
-------------------------------------------------------------------------------

See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                       MUTUAL         UTILITIES
                                                        FUND            STOCK
                                                     PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
                                                     Six months       Six months
                                                       ended            ended
                                                      6/30/97          6/30/97
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
================================================================================
OPERATIONS:
================================================================================
  Net investment income                               $1,648,595        $74,514
  Net realized gain (loss) from investments
    and futures contracts                              7,487,781        149,894
  Net change in unrealized appreciation
    of investments                                    10,128,860        239,341
Net increase in net assets
  resulting from operations                           19,265,236        463,749

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
================================================================================
  Contributions                                       10,911,125      1,702,141
  Withdrawals                                        (27,444,674)    (1,461,527)
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests    (16,533,549)       240,614

TOTAL INCREASE (DECREASE) IN NET ASSETS                2,731,687        704,363
================================================================================

NET ASSETS - Beginning of period                     135,539,568      7,964,354

NET ASSETS - End of period                          $138,271,255     $8,668,717
--------------------------------------------------------------------------------


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       MUTUAL        UTILITIES
                                                        FUND           STOCK
                                                     PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------
                                                     year ended      year ended
                                                      12/31/96        12/31/96
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
===============================================================================
OPERATIONS:
===============================================================================
  Net investment income                               $2,510,343      $146,376
  Net realized gain (loss) from investments
    and futures contracts                             10,575,124       348,392
  Net change in unrealized appreciation
    (depreciation) of investments                     (5,130,740)      357,308

  Net increase in net assets
    resulting from operations                          7,954,727       852,076

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
===============================================================================
  Contributions                                       32,575,692     5,138,546
  Withdrawals                                        (27,099,980)   (2,317,138)
  Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests      5,475,712     2,821,408

TOTAL INCREASE (DECREASE) IN NET ASSETS               13,430,439     3,673,484
===============================================================================

NET ASSETS - Beginning of period                     122,109,129     4,290,870

NET ASSETS - End of period                          $135,539,568    $7,964,354
-------------------------------------------------------------------------------

See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
Ratios/Supplementary Data

MUTUAL FUND PORTFOLIO

                                             Six months ended
                                              June 30, 1997                   Year Ended December 31,
                                               (unaudited)         1996         1995         1994         1993

   Net Assets, End of Period ($000)           $138,271         $135,540     $122,109      $83,185      $81,605
   Ratio of Expenses to Average Net Assets*       0.88%(1)         0.87%        0.95%        1.01%        1.03%
   Ratio of Net Investment Income to
      Average Net Assets                          2.42%(1)         1.86%        1.26%        2.76%        0.09%
   Portfolio Turnover Rate                      106.89%          297.41%      186.13%      168.17%      279.56%

(1) Annualized
*Ratio of expenses both with and without affect of directed payments


UTILITIES STOCK PORTFOLIO

                                                    Six months ended                                Period
                                                     June 30, 1997           Year Ended        June 21, 1995* to
                                                      (unaudited)        December 31, 1996     December 31, 1995

   Net Assets, End of Period ($000)                     $8,669                 $7,964              $4,291
   Ratio of Expenses to Average Net Assets               1.69%(1)               1.61%               2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                                 1.84%(1)               2.24%               2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments                 1.69%(1)               1.66%               2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments          1.84%(1)               2.19%               2.01%(1)
   Portfolio Turnover Rate                              17.05%                 50.79%               5.06%
   Average brokerage commission per share(2)            $0.0600                $0.0600             $0.0600

(1) Annualized
(2) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.
* Date of commencement of operations


See accompanying notes to financial statements

                             MUTUAL FUND PORTFOLIO
                           UTILITIES STOCK PORTFOLIO
                                 June 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Each separate Portfolio (the "Portfolios") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio. The following is a summary of significant accounting policies followed by the Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Securities traded on the over-the-counter market are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Repurchase Agreements -- It is the Portfolio's policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Options & Futures -- Each Portfolio may engage in transactions in financial futures contracts and options as a hedge against the change in market value of the securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges were they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized gain or loss until sold, exercised or expired. In the case of a written option, premiums received by each portfolio upon writing the option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to current market value. When the written option is closed, exercised or expired, the portfolio realizes a gain or loss and the liability is eliminated.

Income Taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provisions required.

Organizational Costs -- The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period.

Other -- The Portfolio follows industry practice and records security transactions on the trade date. Gains and losses on security transactions are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and discount) is recognized as earned.

2. INVESTMENT ADVISORY, AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolios with investment management research, statistical and advisory services, and pays certain other expenses of the Portfolios. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1% of average net assets up to $50 million, 0.75% of average net assets exceeding $50 million up to $100 million and 0.60% of average net assets exceeding $100 million.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as accounting services agent for each of the Portfolios. The minimum annual fee for all such services for each Portfolio is $7,500. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the Portfolio's average net assets.

Certain officers and/or trustees of the Portfolio are officers and/or directors of MII, RMA and MFS.

3. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the six months ended June 30, 1997 are as follows:

                               Purchases          Sales

Mutual Fund Portfolio         $131,585,398     $104,473,473
Utilities Stock Portfolio     $  2,397,008     $  1,334,469

As of June 30, 1997, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                                                                                               Net Unrealized
                                                       Unrealized          Unrealized           Appreciation
                                    Investment        Appreciation         Depreciation        (Depreciation)
                                    Cost ($)        of Investments($)    of Investments($)    of Investments($)
Mutual Fund Portfolio              128,627,753         10,678,464                  0             10,678,464
Utilities Stock Portfolio            7,634,698          1,189,436           (170,368)             1,019,068

                     MANAGER AND INVESTMENT ADVISER
                     R. Meeder & Associates
                     6000 Memorial Drive
                     P.O. Box 7177
                     Dublin, Ohio 43017

                     SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                     Miller/Howard Investments, Inc.
                     141 Upper Byrdcliffe Road, P.O. Box 549
                     Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                     Sector Capital Management L.L.C.
                     5350 Poplar Avenue, Suite 490
                     Memphis, Tennessee 38119

                     BOARD OF TRUSTEES
                     Milton S. Bartholomew
                     Dr. Roger D. Blackwell
                     John M. Emery
                     Richard A. Farr
                     William L. Gurner
                     Robert S. Meeder. Sr.
                     Robert S. Meeder, Jr.
                     Russel G. Means
                     Lowell G. Miller
                     Walter L. Ogle
                     Philip A. Voelker

                     CUSTODIAN
                     Star Bank, N.A. Cincinnati
                     Cincinnati, Ohio 45201

                     TRANSFER AGENT DIVIDEND DISBURSING AGENT
                     Mutual Funds Service Co.
                     6000 Memorial Drive
                     Dublin, Ohio 43017

                     AUDITORS
                     KPMG Peat Marwick L.L.P.
                     Columbus, Ohio 43215

THE FLEX-PARTNERS FUNDS
P.O. Box 7177
Dublin, Ohio 43017